                                POWER OF ATTORNEY

         The undersigned Trustee of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                                            Title                              Date
---------                                            -----                              ----

         /s/ Conrad P. Albert                        Trustee                            May 2, 2001
------------------------------------
Conrad P. Albert


                                POWER OF ATTORNEY

         The undersigned Trustee of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.



Signature                                            Title                              Date
---------                                            -----                              ----

         /s/ Carol J. Parry                          Trustee                            April 25, 2001
------------------------------------
Carol J. Parry


                                POWER OF ATTORNEY

         The undersigned Trustee of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.



Signature                                            Title                              Date
---------                                            -----                              ----

         /s/ William O. Murphy                       Trustee                            April 25, 2001
------------------------------------
William O. Murphy


                                POWER OF ATTORNEY

         The undersigned Trustee of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.


Signature                                            Title                              Date
---------                                            -----                              ----
         /s/ Donald E. O'Connor                      Trustee                            April 25, 2001
------------------------------------
Donald E. O'Connor

                                POWER OF ATTORNEY

         The undersigned Trustee of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.



Signature                                            Title                              Date
---------                                            -----                              ----

         /s/ Cynthia R. Plouche                      Trustee                            April 25, 2001
------------------------------ -----
Cynthia R. Plouche


                                POWER OF ATTORNEY

         The undersigned Trustee of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.



Signature                                            Title                              Date
---------                                            -----                              ----
         /s/ Jose S. Suquet                          Trustee                            April 25, 2001
------------------------------------
Jose S. Suquet


                                POWER OF ATTORNEY

         The undersigned Trustee of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.



Signature                                            Title                              Date
---------                                            -----                              ----
         /s/ Peter D. Noris                          Chairman of the Board              April 25, 2001
------------------------------------                 Trustee
Peter D. Noris


                                POWER OF ATTORNEY

         The undersigned Vice President and Chief Financial Officer of Equitable Premier Funds Trust and Equitable Trust (together referred to as the "Trusts"), whose signature appears below, hereby makes, constitutes and appoints Brian S. O'Neil, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trusts to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trusts' registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trusts or any of its series or classes thereof, and the registration of the Trusts or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trusts' registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee's name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.



Signature                                            Title                              Date
---------                                            -----                              ----

         /s/ Steven M. Joenk                         Vice President                     April 25, 2001
------------------------------------                 Chief Financial Officer
Steven M. Joenk
